SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Indiana	001-34155	37-1567871
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana 47129

(Address of principal executive offices) (Zip Code)

(812) 283-0724

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 21, 2009, Anthony A. Schoen, CPA, was appointed Chief Financial Officer of First Savings Financial Group, Inc. (the “Company”) and its wholly-owned subsidiary, First Savings Bank, F.S.B. (the “Bank”), replacing M. Sue Johnson who served in the capacity as the Company’s and the Bank’s principal financial and accounting officer. Ms. Johnson will continue to serve as Treasurer and Corporate Secretary of the Company and the Bank.

Mr. Schoen served as the Bank’s Assistant Controller since November 2007 and previously was a Manager with Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm. Mr. Schoen is 31 years old.

A copy of the press release announcing the appointment of Mr. Schoen is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press Release dated January 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2009	By:	/s/ Larry W. Myers
Larry W. Myers
President and Chief Executive Officer